UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2011

Yahoo! Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28018	77-0398689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue Sunnyvale, California		94089
(Address of Principal Executive Offices)		(Zip Code)

(408) 349-3300

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2011, the Compensation and Leadership Development Committee of the Board of Directors of Yahoo! Inc. (the “Company”) approved an increase in the base salary for Timothy R. Morse, the Company’s Interim Chief Executive Officer and President, and EVP, Chief Financial Officer. Mr. Morse’s annual base salary was increased from $600,000 to $750,000, effective September 15, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

YAHOO! INC. (Registrant)

By:	/s/ Michael J. Callahan
Michael J. Callahan Executive Vice President, General Counsel and Secretary

Date: September 16, 2011

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